UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-08128

Name of Fund:     W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:     527 Madison Avenue
                  New York, New York 10022

Name and address of agent for service:   W.P. Stewart & Co., Inc.
                                         527 Madison Avenue
                                         New York, New York 10022
                                         Attention: Michael W. Stamm

Registrant's telephone number, including area code: (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2004

Item 1 - REPORT TO SHAREHOLDERS

                      W.P. STEWART & CO. GROWTH FUND, INC.


                                  ANNUAL REPORT

                                DECEMBER 31, 2004

W.P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2004

MANAGEMENT COMMENTS

REVIEW OF THE YEAR

During the past year, the Fund's net asset value per share increased from $175.37 on December 31, 2003 to $196.70 on December 31, 2004 after giving effect to a distribution of $9.60 per share. This represents a total investment return of 17.73% compared to a return of 10.88% for the S&P 500 Index over the same period. For complete performance information, see page 1 of this report.

We would sum up 2004 as both a satisfying and reassuring year for our clients. Satisfying in terms of performance and reassuring in terms of our investment philosophy. Specifically, on three levels your faith in our investment process was reinforced during 2004. First, there was a return to high-quality growth stocks. Second, our valuation discipline was correct; your portfolio was attractively priced. Finally, active management of your Fund and stock selection was rewarded. Let us briefly expand on these three points.

Since the market's bottom in October 2002, we've been discussing the similarities of the current cycle with previous ones in the 1980's and 1990's. Specifically, in the first year of a recovery, quality shares tend to lag, however the period is usually limited in duration to 12-15 months. This pattern repeated itself, with quality shares beginning to outperform post-January 2004. What is more significant is that, in previous periods, our experience has been that this out-performance can last for several years. Hence, we are optimistic about 2005 and beyond. Of course past performance is no guarantee of future results.

Last year we reiterated our belief that the valuation accorded your Fund's portfolio was compelling and influenced by several transitory factors. In turn, your patience was finally rewarded during the latter part of 2004. That said, given our current outlook on inflation, interest rates, and corporate profits, we still find valuations attractive as we enter 2005.

During the bull market of the 1990's, many industry pundits argued against active asset management, saying instead that indexing was the way to go. In looking at the performance of the Fund post-1999 and especially last year, nothing could be further from the truth. Over our 30-year history as an investment adviser we have found that annual performance is usually influenced by a handful of issues within our concentrated stock portfolio. Last year was no exception. Key positive contributors included Apple, Electronic Arts, Qualcomm, Target, and Whole Foods. Three of these were added to your portfolio within the last 12 months, the other two within the last two-plus years. Harder to quantify, but still important to account performance, were the decisions to exit or significantly reduce several holdings such as Coca Cola, First Data, New York Times, and Viacom.

LONG-TERM VIEW

We enter 2005 on a positive note. We expect the companies in your Fund's portfolio to continue to deliver strong earnings growth. Second, we believe the valuations accorded your portfolio remain attractive, given our current expectations for limited inflation and relatively benign interest rates. Finally, while parts of the world present geo-political risk, the overall risk level relative to six months ago has somewhat lessened. There is also the potential that during 2005, developments in the Middle East could stabilize and/or potentially improve, which would aid valuations. That said, we have not assumed any improvement in valuations, in order to be conservative.

In conclusion, as always, one should expect challenges to confront us. We also know that despite our best efforts, we will make mistakes along the way and there will be times that our convictions are tested, and periods our style is not in vogue. That said, we are confident in our approach and believe that the robust absolute and relative earnings prospects for your Fund's portfolio will fuel long-term appreciation. And rest assured that there is a cohesive, motivated and experienced investment team working relentlessly on your behalf.


Peter H. Jennison
President and Portfolio Manager
New York, NY
January 7, 2005

W.P. Stewart & Co., Inc.
Investment Adviser

[CHART]

                      W.P. STEWART & CO. GROWTH FUND, INC.
                 COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*


   DATE               GROWTH FUND       S&P 500
02/28/94                 50               50
12/31/94                 51               51
12/31/95                 65               69
12/31/96                 84               85
12/31/97                105              114
12/31/98                140              146
12/31/99                152              177
12/31/00                149              161
12/31/01                130              142
12/31/02                108              110
12/31/03                126              142
12/31/04                149              157

* For the period from February 28, 1994 (commencement of investment operations) through December 31, 2004

  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2004)


                                                                                                     RETURN SINCE
                                                  ONE YEAR         FIVE YEAR         TEN YEAR          INCEPTION*
                                               -------------     -------------     -------------     -------------
W.P. Stewart & Co. Growth Fund, Inc.               17.73%           -0.47%            11.41%             10.59%
S&P 500 Index**                                    10.88%           -2.30%            12.07%             11.17%

----------
 * Inception Date of Fund: February 28, 1994
** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

   The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
UNDERSTANDING YOUR FUND'S EXPENSES
DECEMBER 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of that fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 01, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load". Costs are described in more detail in the Fund's prospectus.


                                                             BEGINNING         ENDING        EXPENSES PAID
                                                           ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                                                              7/01/04        12/31/04       7/01/04-12/31/04
------------------------------------------------------------------------------------------------------------
Actual                                                    $     1,000.00   $     1,138.96   $          10.25
Hypothetical (5% return before expenses)                  $     1,000.00   $     1,015.55   $           9.66

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.91% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

W.P. STEWART & CO. GROWTH FUND, INC.
FUND PROFILE
DECEMBER 31, 2004

The information below gives you a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

[CHART]

                               PORTFOLIO SECTORS*
                             % OF FUND'S NET ASSETS

         Technology                       28%
         Cyclical                         25%
         Non-Cyclical                     18%
         Financials                       14%
         Industrials                       7%
         Communications                    6%
         Other Net Assets                  2%

* FOR REPORTING PURPOSES, INDUSTRY CLASSIFICATIONS ARE COMBINED IN THIS PORTFOLIO SECTORS CHART.
   FOR INDUSTRY CLASSIFICATIONS, PLEASE SEE THE SCHEDULE OF INVESTMENTS STARTING ON PAGE 4.

                     TOP TEN STOCKS AS OF DECEMBER 31, 2004
                             % OF FUND'S NET ASSETS

        Target Corporation                   8.1%
        American Express Company             7.3%
        Amgen Inc.                           6.9%
        Dell Inc.                            6.8%
        Qualcomm Inc.                        6.2%
        Electronic Arts Inc.                 5.6%
        Apple Computer, Inc.                 5.2%
        Kellogg Company                      4.9%
        Microsoft Corporation                4.6%
        IBM Corporation                      4.6%

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004


    NAME OF ISSUER                                                FAIR
   AND TITLE OF ISSUE                                 SHARES      VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 98.2%

BANKS -- 0.1%
   Northern Trust Corporation                          2,200   $    106,876
                                                               ------------

COMPUTERS & BUSINESS EQUIPMENT -- 16.6%
   Apple Computer, Inc. (a)                           68,100      4,385,640
   Dell Inc. (a)                                     135,950      5,728,933
   International Business Machines Corporation        38,900      3,834,762
                                                               ------------
                                                                 13,949,335
                                                               ------------
CONSUMER PRODUCTS -- 2.8%
   Procter & Gamble Company                           42,300      2,329,884
                                                               ------------

DATA PROCESSING SERVICES -- 1.5%
   Automatic Data Processing, Inc.                    24,833      1,101,344
   First Data Corporation                              4,140        176,116
                                                               ------------
                                                                  1,277,460
                                                               ------------
DISTRIBUTION SERVICES -- 3.3%
   Sysco Corporation                                  72,115      2,752,629
                                                               ------------

DIVERSIFIED INDUSTRIAL -- 3.8%
   General Electric Company                           88,200      3,219,300
                                                               ------------

DRUGS & HEALTH CARE -- 7.0%
   Amgen Inc. (a)                                     90,650      5,815,197
   Johnson & Johnson                                   1,700        107,814
                                                               ------------
                                                                  5,923,011
                                                               ------------
DRUG STORES -- 2.3%
   Walgreen Company                                   49,900      1,914,663
                                                               ------------

FINANCE & BANKING -- 13.8%
   American Express Company                          109,395      6,166,596
   Charles Schwab Corporation                        303,900      3,634,644
   State Street Corporation                           35,656      1,751,423
                                                               ------------
                                                                 11,552,663
                                                               ------------
FOOD & BEVERAGES-- 6.8%
   Kellogg Company                                    92,800      4,144,448
   W.M. Wrigley Jr. Company                           22,200      1,536,018
                                                               ------------
                                                                  5,680,466
                                                               ------------

The accompanying notes are an integral part of these financial statements.


    NAME OF ISSUER                                                FAIR
   AND TITLE OF ISSUE                                 SHARES      VALUE
---------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HOTELS & RESTAURANTS - 4.5%
   Marriott International, Inc., Class A              59,350   $  3,737,863
                                                               ------------

MEDICAL INSTRUMENTS & SUPPLIES - 0.8%
   Medtronic, Inc.                                    12,110        601,504
   Stryker Corporation                                 1,820         87,815
                                                               ------------
                                                                    689,319
                                                               ------------
MULTIMEDIA - 0.1%
   Viacom Inc., Class B                                3,060        111,353
                                                               ------------

RETAIL - 18.4%
   Amazon.com, Inc. (a)                               56,400      2,497,956
   Home Depot, Inc.                                   69,220      2,958,463
   Starbucks Corporation (a)                           1,500         93,540
   Target Corporation                                131,725      6,840,479
   Tiffany & Co.                                      13,300        425,201
   Wal-Mart Stores, Inc.                               1,400         73,948
   Whole Foods Market, Inc.                           26,660      2,542,031
                                                               ------------
                                                                 15,431,618
                                                               ------------

SOFTWARE - 10.2%
   Electronic Arts Inc. (a)                           76,275      4,704,642
   Microsoft Corporation                             145,086      3,875,247
                                                               ------------
                                                                  8,579,889
                                                               ------------

WIRELESS COMMUNICATIONS - 6.2%
   Qualcomm Inc.                                     123,600      5,240,640
                                                               ------------

TOTAL COMMON STOCKS - (Cost $65,048,753)                         82,496,969
                                                               ------------

TOTAL INVESTMENTS - (Cost $65,048,753) - 98.2%                   82,496,969
OTHER ASSETS LESS LIABILITIES - 1.8%                              1,519,927
                                                               ------------
NET ASSETS - 100.0%                                            $ 84,016,896
                                                               ============

(a)  No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments in securities, at fair value (cost $65,048,753)              $   82,496,969
Cash                                                                          1,633,689
Receivable for Fund shares sold                                                     385
Receivable for investments sold                                                 170,928
Dividends receivable                                                             46,519
Other assets                                                                      6,393
                                                                         --------------
   Total Assets                                                              84,354,883
                                                                         --------------

LIABILITIES:
Advisory fee payable                                                            300,051
Accrued expenses and other payables                                              37,936
                                                                         --------------
   Total Liabilities                                                            337,987
                                                                         --------------
NET ASSETS                                                               $   84,016,896
                                                                         ==============

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
  authorized, 427,141 shares issued and outstanding)                     $          427
Capital paid in excess of par                                                66,736,613
Accumulated realized loss on investments - net                                 (168,360)
Unrealized appreciation on investments - net                                 17,448,216
                                                                         --------------
NET ASSETS                                                               $   84,016,896
                                                                         ==============
Net asset value per share                                                $       196.70
                                                                         ==============

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                                $    1,102,710
Interest and other                                                                2,529
                                                                         --------------
   Total investment income                                                    1,105,239
                                                                         --------------
EXPENSES:
Investment advisory fees                                                      1,194,083
Administrative fees                                                              65,074
Directors fees                                                                   63,750
Custodian fees                                                                   56,208
Transfer agent fees                                                              42,474
Printing fees                                                                    29,830
Insurance fees                                                                   27,441
Registration fees                                                                25,525
Miscellaneous fees                                                               29,279
                                                                         --------------
   Total expenses                                                             1,533,664
                                                                         --------------
Net investment loss                                                            (428,425)
                                                                         --------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain from investments                                            6,611,586
Net change in unrealized appreciation/(depreciation) on investments           6,725,861
                                                                         --------------
Net realized and unrealized gain from investments                            13,337,447
                                                                         --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $   12,909,022
                                                                         ==============

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                  2004               2003
                                                             ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                          $      (428,425)   $      (613,024)
Net realized gain from investments                                 6,611,586            218,448
Net change in unrealized appreciation/(depreciation)
  on investments                                                   6,725,861         11,184,411
                                                             ---------------    ---------------
   Net increase in net assets resulting
     from operations                                              12,909,022         10,789,835
                                                             ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gain from investments                                (3,939,844)                 0
                                                             ---------------    ---------------
FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                         13,255,456         19,653,142
Shares issued to shareholders
  in reinvestment of distributions                                 3,673,295                  0
Cost of redemptions                                              (18,399,019)        (9,971,246)
                                                             ---------------    ---------------
   Net (decrease)/increase in net assets from Fund
     share transactions                                           (1,470,268)         9,681,896
                                                             ---------------    ---------------
NET INCREASE IN NET ASSETS                                         7,498,910         20,471,731

NET ASSETS:
Beginning of year                                                 76,517,986         56,046,255
                                                             ---------------    ---------------
End of year                                                  $    84,016,896    $    76,517,986
                                                             ===============    ===============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS


                                                  2004           2003           2002
                                               ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year             $   175.37     $   150.08     $   180.73
                                               ----------     ----------     ----------
   Net investment loss                              (1.00)         (1.41)         (1.46)
   Net realized and unrealized gain/(loss)
     from investments                               31.93          26.70         (28.27)
                                               ----------     ----------     ----------
Net increase/(decrease) from investment
  operations                                        30.93          25.29         (29.73)
Distributions to shareholders from net
  realized gains on investments                     (9.60)          0.00          (0.92)
                                               ----------     ----------     ----------
Net asset value, end of year                   $   196.70     $   175.37     $   150.08
                                               ==========     ==========     ==========
TOTAL INVESTMENT RETURN (a)                         17.73%         16.85%        (16.46)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets              1.93%          1.99%          1.97%
Ratio of net investment loss to
  average net assets                                (0.54)%        (0.93)%        (0.94)%
Portfolio turnover                                     60%            32%            40%
Net assets, end of year (in thousands)         $   84,017     $   76,518     $   56,046

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.


                                                    2001           2000
                                                 -----------   ------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year               $    207.95   $     218.96
                                                 -----------   ------------
   Net investment loss                                 (2.07)         (2.74)
   Net realized and unrealized (loss) from
     investments                                      (25.09)         (1.82)
                                                 -----------   ------------
Net (decrease) from investment
  operations                                          (27.16)         (4.56)
Distributions to shareholders from net
  realized gains on investments                        (0.06)         (6.45)
                                                 -----------   ------------
Net asset value, end of year                     $    180.73   $     207.95
                                                 ===========   ============

TOTAL INVESTMENT RETURN (a)                           (13.06)%        (2.24)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                 1.94%          1.83%
Ratio of net investment loss to
  average net assets                                   (1.11)%        (1.23)%
Portfolio turnover                                        69%            43%
Net assets, end of year (in thousands)           $    61,220   $     69,848

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. Prior to April 30, 2003, the redemption fee was 0.50%. From April 30, 2003 until September 30, 2003, the redemption fee was 0.50% for shares redeemed within six months of the date of purchase. This redemption fee was waived by the Fund in certain circumstances. Effective October 1, 2003, the Fund eliminated its redemption fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily

United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2004, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $428,425. The reclassification resulted in a decrease to paid in capital of $144,701 and a decrease to accumulated realized gain on investments of $283,724. Net assets were not affected by the change.

3. DISTRIBUTIONS TO SHAREHOLDERS
For the year ended December 31, 2004, the Fund paid long term capital gain distributions of $3,939,844 representing $9.603249 per share. During the year ended December 31, 2003, the Fund did not make any distributions to shareholders.

The tax character of distributions paid was as follows:


                                           2004             2003
                                       ------------    -------------
     DISTRIBUTIONS PAID FROM:
         Ordinary income               $          0    $           0
         Long-term capital gain           3,939,844                0
                                       ------------    -------------
                                          3,939,844                0
         Return of Capital                        0                0
                                       ------------    -------------
                                       $  3,939,844    $           0
                                       ============    =============

As of December 31, 2004, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

     Undistributed ordinary income                     $           0
     Undistributed long-term gain                            672,385
     Unrealized appreciation                              16,607,471
     Loss deferrals and carry forwards                             0
                                                       -------------
                                                       $  17,279,856
                                                       =============

As of December 31, 2004, unrealized appreciation and depreciation for Federal income tax purposes was $16,663,442 and $55,971, respectively. The aggregate cost of investments at December 31, 2004 for Federal income tax purposes was $65,889,498. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. There are no capital losses to be carried forward to offset future capital gains. For the year ended December 31, 2004 there was a capital loss carryover utilized in the amount of $2,119,847.

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $269,402 for the year ended December 31, 2004.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2004, the Adviser's affiliate earned $204,308 in commissions as broker on trades of portfolio securities.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2004, these fees and expenses borne by the Adviser amounted to $28,584.

Each of the directors who is not an "interested person" of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the year ended December 31, 2004, the Fund has paid a total of $63,750 to the Independent Directors for their services. During the last quarter of 2004, the Board of Directors determined that an Independent Director was deemed to be an "interested person" of the Fund. Thereafter, the Adviser has voluntarily agreed to pay director fees to this Interested Director. For the year ended December 31, 2004, the Adviser has paid a total of $1,875 to the Interested Director for his services provided to the Fund.

5. ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. BANK LOAN
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund's net assets. On April 27, 2004, this Facility was extended for a one year period. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the year ended December 31, 2004, the Fund did not borrow under the Facility agreement.

7. INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $46,139,018 and $52,121,336, respectively.

8. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the years ended December 31, 2004 and 2003, transactions in shares were as follows:


                                     YEAR ENDED                         YEAR ENDED
                                DECEMBER  31, 2004                 DECEMBER  31, 2003
                              SHARES            AMOUNT            SHARES            AMOUNT
                          --------------    --------------    --------------    --------------
Sold                              73,027    $   13,255,456           125,694    $   19,653,142
Reinvested                        18,979         3,673,295                 0                 0
Redeemed                        (101,179)      (18,399,019)          (62,823)       (9,971,246)
                          --------------    --------------    --------------    --------------
Net (decrease)/increase           (9,173)   $   (1,470,268)           62,871    $    9,681,896
                          ==============    ==============    ==============    ==============

9. BENEFICIAL INTEREST
At December 31, 2004, no shareholder owned more than 5% of the Fund's outstanding shares.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2004 (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors".


                                                                                                 NO. OF          OTHER
                                       TERM OF OFFICE***                                        PORTFOLIOS   DIRECTORSHIPS
                           POSITION(S)   AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN WITHIN  HELD BY THE
NAME, AGE AND ADDRESS**     WITH FUND     TIME SERVED            DURING PAST 5 YEARS             THE FUND     DIRECTOR****
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Norman H. Brown, Jr. (57)    Director    Director since   Senior Managing Director of               1          Macquarie
                                          February 2003   Brock Capital Group LLC since                      Infrastructure
                                                          January 2000. Managing                               Company
                                                          Director/Senior Adviser of
                                                          Credit Suisse First Boston from
                                                          2000 to 2002; Managing Director
                                                          of Donaldson, Lufkin & Jenrette
                                                          Securities Corporation from
                                                          1985 to 2000.

Joseph M. Santarella (65)    Director    Director since   Managing Director & Chief                 1            None
                                           July 2003      Fiduciary Officer of Chase
                                                          Manhattan Private Bank, N.A.
                                                          from 1996 to March 1999.

William F. Waters (72)       Director    Director since   Managing Director of Haussman             1          Hansberger
                                           July 2003      Holdings (an offshore mutual                           Global
                                                          fund) since January 1998;                             Investors
                                                          Director of 27 offshore funds                       International
                                                          advised by Permal Asset                              Value Fund,
                                                          Management since April 1996;                           Emerging
                                                          Director of 18 offshore funds                          Markets
                                                          advised by MFS Investment                             Fund, and
                                                          Management from April 1996 to                        Growth Fund
                                                          December 2002.
INTERESTED DIRECTORS:

Thomas R. LeViness^ (64)     Director    Director since   President of Pell & LeViness,             1             None
260 Madison Avenue                         June 1998      P.C. (a law firm). Mr.
New York, NY 10016                                        LeViness also serves as a
                                                          Director of W.P. Stewart
                                                          Investment Partnership, L.P.

John C. Russell* (70)         Vice       Vice President   Deputy Chairman and Managing              1         W.P. Stewart
Trinity Hall                President    since March      Director of W.P. Stewart & Co.,                      & Co., Ltd.
43 Cedar Avenue                and       1998; Director   Ltd., the Adviser's parent,
Hamilton HM 12              Chairman      from June 1999  since mid-1998; various
Bermuda                                   to February     officerships and directorships
                                         2003; Director   with other affiliates of the
                                        since July 2003   Adviser since 1996; Vice
                                                          President and Director of W.P.
                                                          Stewart Investment Partnership,
                                                          L.P. since 2001.

INFORMATION PERTAINING TO THE OFFICERS OF THE FUND WHO ARE NOT ALSO DIRECTORS IS
SET FORTH BELOW:

Peter H. Jennison (44)      President     President       Senior Vice-President and                 1             None
                                         since January    Portfolio Manager of the
                                             2002         Adviser since April 2003 and
                                                          June 1989, respectively.  Vice
                                                          President of the Adviser from
                                                          May 1998 to April 2003. Mr.
                                                          Jennison has served as the
                                                          Adviser's portfolio manager for
                                                          the Fund since November 2001.


                                                                                                 NO. OF          OTHER
                                       TERM OF OFFICE***                                        PORTFOLIOS   DIRECTORSHIPS
                           POSITION(S)   AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN WITHIN  HELD BY THE
NAME, AGE AND ADDRESS**     WITH FUND     TIME SERVED            DURING PAST 5 YEARS             THE FUND     DIRECTOR****
---------------------------------------------------------------------------------------------------------------------------
Michael W. Stamm (57)       Secretary       Secretary     General Counsel of W.P. Stewart           1             None
                            and Chief      since October  & Co., Ltd., the Adviser's
                           Compliance      2002; Chief    parent, and Secretary of the
                             Officer        Compliance    Adviser since August 2002.
                                          Officer since   From 2000 to July 2002, Mr.
                                          February 2004   Stamm was Executive Vice
                                                          President and General
                                                          Counsel of HealthMarket
                                                          Inc., a health care
                                                          company. Prior to
                                                          joining HealthMarket, he
                                                          had been a partner at
                                                          the New York-based law
                                                          firms Kelley Drye &
                                                          Warren LLP and Anderson
                                                          Kill & Olick, where he
                                                          was Chairman of the
                                                          corporate practice
                                                          group.

Susan G. Leber (38)         Treasurer       Treasurer     Deputy Managing                           1             None
Trinity Hall                   and         since June     Director-Financial Operations
43 Cedar Avenue             Principal         1999;       of W.P. Stewart & Co., Ltd.,
Hamilton HM 12              Financial       Principal     the Adviser's parent, since
Bermuda                      Officer       Financial      March 2003; Director of
                                           Officer since  Financial Operations from
                                          January 2002    December 2001 to March 2003
                                                          and  Deputy Finance Director of
                                                          W.P. Stewart & Co., Ltd. since
                                                          1999; various officerships and
                                                          directorships with other
                                                          affiliates of the Adviser since
                                                          1999. Ms. Leber also serves as
                                                          a Director of W.P. Stewart
                                                          Investment Partnership, L.P.
                                                          since December 2003.

Alison A. Proshan (35)     Assistant      Assistant       Associate General Counsel and             1             None
                           Secretary      Secretary       Assistant Secretary of W.P.
                                        since June 1999   Stewart & Co., Ltd., the
                                                          Adviser's parent and Associate
                                                          General Counsel and Assistant
                                                          Secretary of the Adviser since
                                                          January 1999; various
                                                          officerships with other
                                                          affiliates of the Adviser since
                                                          1999.

   ^ Treated as an "interested person" of the Fund by reason of a client relationship with an affiliate of the Adviser.
   * "Interested person" of the Fund by reason of affiliation with the Adviser's parent company.
  ** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.
 *** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.
**** This column includes only directorships of companies required to register, or file reports with the Securities Exchange Commission under the Securities Exchange Act of 1934 (that is "public companies") or other investment companies registered under the 1940 Act.

Note: Marilyn G. Breslow and Donald M. Young resigned as Directors effective
      December 30, 2004.

Additional information about the Fund's Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or by collect call at
(212)750-8585.

[WEISER LOGO]

                                                   WEISER LLP
                                                   Certified Public Accountants

                                                   135 West 50th Street
                                                   New York, NY 10020-1299
                                                   Tel 212.812.7000
                                                   Fax 212.375.6888

                                                   www.mrweiser.com

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of W.P. Stewart & Co. Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Weiser LLP
                                               ---------------------------------
                                                 CERTIFIED PUBLIC ACCOUNTANTS

New York, N.Y.
February 17, 2005

                                       A member of Moores Rowland International,
                         a worldwide association of independent accounting firms

[MRI LOGO]

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY 10022

DIRECTORS AND OFFICERS
Peter H. Jennison                   President
John C. Russell                     Vice President and Chairman
Norman H. Brown, Jr.                Director
Thomas R. LeViness                  Director
Joseph M. Santarella                Director
William F. Waters                   Director
Susan G. Leber                      Treasurer and Principal Financial Officer
Michael W. Stamm                    Secretary and Chief Compliance Officer
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Weiser LLP
135 West 50th Street
New York, NY 10020

LEGAL COUNSEL
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017

QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission ("SEC") a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". The filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov.

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2  - CODE OF ETHICS.

          The Registrant has adopted a Code of Ethics that applies to the Registrant's principal executive officer, principal financial officer or other persons performing similar functions. A copy is filed with this Form N-CSR as Exhibit 12(a)(1). No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report.

Item 3  - AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors had determined that Mr. Norman H. Brown, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Norman H. Brown is considered "independent" as defined by the SEC for purposes of this Item 3.

Item 4  - PRINCIPAL ACCOUNTANT FEES AND SERVICES (disclose annually only).

          (a) Audit Fees -

          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                  FY 2003: $23,515
                  FY 2004: $35,061

          (b) Audit-Related Fees -

          The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

                  For services rendered to the Registrant:

                  FY 2003: $0
                  FY 2004: $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2003: $0
                  FY 2004: $0

          (c) Tax Fees -

          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered the Registrant:

                  FY 2003: $1,600
                  FY 2004: $866

          These services included review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2003: $0
                  FY 2004: $0

          (d) All Other Fees -

          The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the Registrant:

                  FY 2003: $0
                  FY 2004: $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2003: $0
                  FY 2004: $0

          (e)(1) Audit Committee's Pre-Approval Policies -

          In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Registrant to render audit or non-audit services, the engagement is approved by the Registrant's Audit Committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Registrant's Audit Committee also, if applicable, pre-approves its accountant's engagements for non-audit services with the Registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates to the operations and financial reporting of the Registrant.

          (e)(2) Percentages of Services Approved by the Audit Committee -

          All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph
          (c)(7)(i)(C).

          (f) Work Performed by Non-Full-Time, Permanent Employees of Auditor -

          The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

          (g) Aggregate Non-Audit Fees -

          The aggregate non-audit fees billed by Registrant's accountant for professional services rendered to the Registrant, to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

                  FY 2003: $122,645
                  FY 2004: $141,903

          (h) Auditor's Independence -

          The Registrant's Audit Committee has considered the provision of non-audit services that were rendered by accountant to the Registrant's investment adviser and the adviser's affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and the adviser's affiliates.

Item 5  - AUDIT COMMITTEE OF LISTED COMPANIES.

          Not applicable.

Item 6  - SCHEDULE OF INVESTMENTS.

          Included in Item 1.

Item 7  - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          FUNDS.

          Not applicable.

Item 8  - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

Item 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee"), which is responsible for identifying and recommending to the Board individuals qualified to become members of the Board. The Board has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Chairman of the Committee for review. A nomination submission must include information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including, but not limited to, character and integrity, business and professional experience, whether or not the person is an "interested person" as defined in the 1940 Act, whether or not the person is financially literate and/or is a "financial expert" and whether the person is willing to commit the time necessary for the performance of the duties of a Director.

          Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information regarding the recommended nominee as may be reasonably requested by the Committee

Item 11 - CONTROLS AND PROCEDURES.

          (a) The Registrant's certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant's certifying officers have determined that the Registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - EXHIBITS.

12(a)(1)  Code of Ethics is attached hereto.

12(a)(2) Certifications pursuant to pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99. CERT.

12(a)(3)  Not applicable.

12(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By: /s/ Peter H. Jennison
   ---------------------------------------
   Peter H. Jennison,
   President of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter H. Jennison
   ---------------------------------------
   Peter H. Jennison,
   President of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2005

By: /s/ Susan G. Leber
   ---------------------------------------
   Susan G. Leber,
   Principal Financial Officer and Treasurer of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2005